Exhibit 10.1

Vascular Biogenics Ltd.

Ordinary Shares

EQUITY DISTRIBUTION AGREEMENT

Dated: December 1, 2016

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Table of Contents

Exhibits

Exhibit A	–	Form of Placement Notice

Exhibit B	–	Authorized Individuals for Placement Notices and Acceptances

Exhibit C	–	Compensation

Exhibit D1	–	Form of Corporate Opinion of U.S. Company Counsel

Exhibit D2	–	Form of Corporate Opinion of Israeli Company Counsel

Exhibit E	–	Officers’ Certificate

Exhibit F	–	Issuer Free Writing Prospectuses

Exhibit G	–	Undertaking to the OCS

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Vascular Biogenics Ltd.

Ordinary Shares

EQUITY DISTRIBUTION AGREEMENT

December 1, 2016

JMP Securities LLC

600 Montgomery Street, Suite 1100

San Francisco, California 94111

Ladies and Gentlemen:

Vascular Biogenics Ltd., a corporation formed under the laws of the State of Israel (the “Company”) confirms its agreement (this “Agreement”) with JMP Securities LLC (the “Placement Agent”), as follows:

SECTION 1. Description of Securities. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through the Placement Agent, acting as agent and/or principal, up to $20,000,000 of the Company’s ordinary shares (the “Securities”), par value NIS 0.01 per share (the “Ordinary Shares”); provided, however, that in no event shall the Company issue or sell through the Placement Agent (including issue Placement Notices for) such number or dollar amount of the Securities that would (a) exceed the number or dollar amount of Ordinary Shares registered on the effective Registration Statement (defined below) pursuant to which the offering is being made, (b) exceed the number of authorized but unissued Ordinary Shares less any Ordinary Shares issuable upon the exercise, conversion or exchange of any outstanding equity securities of the Company or otherwise reserved from the Company’s authorized share capital, (c) exceed the number or dollar amount of Ordinary Shares permitted to be sold under Form F-3 (including General Instruction I.B.5 thereof, if applicable) or (d) exceed the number or dollar amount of Ordinary Shares for which the Company has filed a Prospectus Supplement (defined below) (the lesser of (a), (b), (c) and (d), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, except as set forth in a Placement Notice (as defined below) the parties hereto agree that compliance with the limitations set forth in this Section 1 on the number of the Securities issued and sold under this Agreement shall be the sole responsibility of the Company, and the Placement Agent shall have no obligation in connection with such compliance. The issuance and sale of the Securities through the Placement Agent will be effected pursuant to the Registration Statement (as defined below) filed by the Company and declared effective by the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to offer, sell or issue the Securities.

The Company has also entered into an equity distribution agreement (the “Other Equity Distribution Agreement”) of even date herewith with Chardan Capital Markets, LLC (the “Alternative Agent”) for the issuance and sale from time to time to or through the Alternative Agent of the Securities on the terms to be set forth in the Other Equity Distribution Agreement. The Placement Agent and the Alternative Agent are collectively referred to herein as the “Agents.” This Agreement and the Other Agreement are collectively referred to herein as the “Equity Distribution Agreements.” The aggregate dollar amount of Securities that may be sold pursuant to the Equity Distribution Agreements shall not exceed $20,000,000; provided, however, that in no event shall the Company issue or sell through the Agents (including issue Placement Notices for) such number or dollar amount of Securities that would exceed the Maximum Amount.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission a registration statement on Form F-3 (File No. 333-207250), including a base prospectus, relating to certain securities, including the Securities to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement specifically relating to the Securities (the “Prospectus Supplement”) to the base prospectus included as part of such registration statement. The Company will furnish to the Placement Agent, for use by the Placement Agent, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Securities. The Company may file one or more additional registration statements from time to time that will contain a base prospectus and related prospectus or prospectus supplement (which shall be a Prospectus Supplement) with respect to the Placement Securities (as defined below). Except where the context otherwise requires, such registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. Any reference herein to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be. Any reference herein to the Registration Statement, any Rule 462(b) Registration Statement (as defined below), the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”); all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433 under the Securities Act, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR.

SECTION 2. Placements. Each time that the Company wishes to issue and sell the Securities hereunder (each, a “Placement”), it will notify the Placement Agent by email notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires the Securities to be sold, which shall at a minimum include the number of Securities to be issued (the “Placement Securities”), the time period during which sales are requested to be made, any limitation on the number of Securities that may be sold in any one day and any minimum price below which sales may not be made (a “Placement Notice”), a form of which containing such minimum sales parameters necessary is attached hereto as Exhibit A. The Placement Notice shall originate from any of the individuals from the Company set forth on Exhibit B (with a copy to each of the other individuals from the Company listed on such exhibit), and shall be addressed to each of the individuals from the Placement Agent set forth on Exhibit B, as such Exhibit B may be amended from time to time. If the Placement

Agent wishes to accept such proposed terms included in the Placement Notice (which it may decline to do so for any reason in its sole discretion) or, following discussion with the Company, wishes to accept amended terms, the Placement Agent will, prior to 4:30 p.m. (Eastern Time) on the Business Day (as defined below) following the Business Day on which such Placement Notice is delivered to the Placement Agent, issue to the Company a notice by email (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Company and the Placement Agent set forth on Exhibit B) setting forth the terms that the Placement Agent is willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company or the Placement Agent until the Company delivers to the Placement Agent an acceptance by email (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (the “Acceptance”), which email shall be addressed to all of the individuals from the Company and the Placement Agent set forth on Exhibit B. The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Company of the Placement Agent’s acceptance of the terms of the Placement Notice or upon receipt by the Placement Agent of the Company’s Acceptance, as the case may be, unless and until (i) the entire amount of the Placement Securities have been sold, (ii) in accordance with the Placement Notice requirements set forth in the second sentence of this paragraph, the Company terminates the Placement Notice, (iii) the Company issues a subsequent Placement Notice pursuant to the procedures set forth in this Section 2 with parameters superseding those on the earlier dated Placement Notice, (iv) this Agreement has been terminated under the provisions of Section 12 or (v) either party shall have suspended the sale of the Placement Securities in accordance with Section 4 below. The amount of any discount, commission or other compensation to be paid by the Company to the Placement Agent in connection with the sale of the Placement Securities shall be calculated in accordance with the terms set forth in Exhibit C. It is expressly acknowledged and agreed that neither the Company nor the Placement Agent will have any obligation whatsoever with respect to a Placement or any Placement Securities unless and until the Company delivers a Placement Notice to the Placement Agent and either (i) the Placement Agent accepts the terms of such Placement Notice or (ii) where the terms of such Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice (as amended by the corresponding Acceptance, if applicable), the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) will control. The term “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

SECTION 3. Sale of Placement Securities by the Placement Agent. Subject to the provisions of Section 6(a), the Placement Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the NASDAQ Global Market to sell the Placement Securities up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). The Placement Agent will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Securities hereunder setting forth the number of Placement Securities sold on such day, the compensation payable by the Company to the Placement Agent pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by the Placement Agent (as set forth in Section 6(b)) from the gross proceeds that it receives from such sales. Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable), the Placement Agent may sell Placement Securities by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act, including without limitation sales made directly on the NASDAQ Global Market, or any other existing trading market for the Ordinary Shares. If specified in a Placement Notice (as amended by the corresponding Acceptance, if applicable), the Placement Agent may also sell Placement Securities by any other method permitted by law, including but not limited to in negotiated transactions; provided that in the event that the purchaser of Placement Securities in such negotiated transaction(s) will become, following such purchase, an Interested Party (as defined in the Israeli Encouragement of Research, Development and Technological Innovation in Industry Law, 5744-1984) in the Company, then, upon and as a condition to such issuance, such purchaser shall deliver to the Company an executed copy of an undertaking towards the National Technological Innovation Authority of the Israeli Ministry of Economy and Industry (the “OCS”) in such form prescribed, from time to time, by the OCS, an example of which as of the date of this Agreement is attached hereto as Exhibit G. Notwithstanding anything to the contrary, the Placement Agent shall not purchase Placement Shares for its own account as principal unless expressly authorized to do so by the Company in a Placement Notice. For the purposes hereof, “Trading Day” means any day on which Ordinary Shares are purchased and sold on the principal market on which the Ordinary Shares are listed or quoted and during which there has been no market disruption of, unscheduled closing of or suspension of trading on such principal market.

SECTION 4. Suspension of Sales. The Company or the Placement Agent may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Exhibit B, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Exhibit B), suspend any sale of Placement Securities (a “Suspension”); provided, however, that such suspension shall not affect or impair either party’s obligations with respect to any Placement Securities sold hereunder prior to the receipt of such notice. While a Suspension is in effect any obligation under Sections 7(o), 7(p) and 7(q) with respect to the delivery of certificates, opinions or comfort letters to the Agent, shall be waived. Each of the parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals named on Exhibit B hereto, as such Exhibit may be amended from time to time.

SECTION 4A. Placement Agent’s Obligations Regarding Israeli Securities Laws. Notwithstanding anything to the contrary herein, the Placement Agent undertakes that it will not offer or sell in a privately negotiated transaction any Placement Securities to offerees in Israel, other than to investors listed in the First Addendum (the “Addendum”) to the Israeli Securities Law, 5728-1968 (the “Israeli Securities Law”) and subject to the terms thereof; provided further that as a prerequisite to the offer or sale in a privately negotiated transaction of Placement Securities to such Israeli investors, each of such Israeli investors shall be required to submit written confirmation to the Placement Agent and the Company that such investor (a) (x) falls within the scope of the Addendum, (y) is aware of the meaning and implications of him falling within the scope of the Addendum, and (z) agrees to it; and (b) is acquiring the Placement Securities being offered to it for investment for its own account or, if applicable, for investment for clients who are investors listed in the Addendum and in any event not as a nominee, market maker or agent and not with a view to, or for the resale in connection with, any distribution thereof (“Israeli Accredited Investors”).

SECTION 4B. Limitations on Offering Size. Nothing in this Agreement shall require the Placement Agent to sell Securities to the extent that any such sales would exceed the lesser of (A) together with all sales of Securities under this Agreement, the Maximum Amount and (B) the amount authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to the Placement Agent in writing. Nothing in this Agreement shall require the Placement Agent to sell any Securities pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee.

SECTION 5. Representations and Warranties.

(a) Representations and Warranties by the Company. The Company represents and warrants to the Placement Agent as of the date hereof and as of each Representation Date (as defined herein) on which a certificate is required to be delivered pursuant to Section 7(o) of this Agreement and as of the time of each sale of any Securities pursuant to this Agreement (the “Applicable Time”), and agrees with the Placement Agent, as follows:

(1) Compliance with Registration Requirements. The Securities have been duly registered under the Securities Act pursuant to the Registration Statement. The Registration Statement has become effective under the Securities Act, or, with respect to any registration statement to be filed to register the offer and sale of the Securities pursuant to Rule 462(b) under the Securities Act, including the documents incorporated by reference therein (a “Rule 462(b) Registration Statement”), will be filed with the Commission and become effective under the Securities Act no later than 10:00 p.m., Eastern Time, on the date required to increase the dollar amount of Securities available to be offered and sold under the Registration Statement, and no stop order preventing or suspending the use of any base prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus (as defined below), or the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Company is a “foreign private issuer,” as such term is defined in Rule 3b-4 under the Exchange Act.

At the respective times each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became or becomes effective and as of the date hereof, the Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act. The conditions for the use of Form F-3, as set forth in the General Instructions thereto, have been complied with and the Registration Statement meets, and the offering and sale of the Securities as contemplated hereby complies with, the requirements of Rule 415(a)(1)(x) under the Securities Act (including without limitation, Rule 415(a)(5)). The Registration Statement, as of the date hereof and each effective date with respect thereto, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, as of their respective dates, and at each Applicable Time and Settlement Date (as defined below), as the case may be, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties set forth in the immediately preceding paragraph shall not apply to statements in or omissions from the Registration Statement or the Prospectus, as amended or supplemented, made in reliance upon and in conformity with the Agent Information (as defined below) therein.

The copies of the Registration Statement and any Rule 462(b) Registration Statement and any amendments thereto, any other preliminary prospectus, each Issuer Free Writing Prospectus (as defined below) that is required to be filed with the Commission pursuant to Rule 433 under the Securities Act and the Prospectus and any amendments or supplements thereto delivered and to be delivered to the Placement Agent (electronically or otherwise) in connection with the offering of the Securities were and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) under the Securities Act whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the offering that does not reflect the final terms, and all free writing prospectuses that are listed in Exhibit F hereto, in each case in the form furnished (electronically or otherwise) to the Placement Agent for use in connection with the offering of the Securities.

Each Issuer Free Writing Prospectus relating to the Securities, as of its issue date and as of each Applicable Time and Settlement Date (as defined below), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any incorporated document deemed to be a part thereof that has not been superseded or modified; each Issuer Free Writing Prospectus, as supplemented by and taken together with the Prospectus, as of the Applicable Time and Settlement Date (as defined below), will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances, prevailing at that time, not misleading. The foregoing sentence does not apply to statements in or omissions from any issuer free writing prospectus based upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein.

Each document incorporated by reference in the Registration Statement or the Prospectus heretofore filed, when it was filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act, and any further documents so filed and incorporated after the date of this Agreement will, when they are filed, conform in all material respects with the requirements of the Exchange Act; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(2) Company Capitalization. The Company has an authorized capitalization as set forth in the Prospectus. All of the issued and outstanding shares of the Company have been duly and validly authorized and issued, and are fully paid and nonassessable. None of the outstanding Ordinary Shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.

(3) Disclosure Regarding Outstanding Securities. Except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company or the subsidiaries of the Company, if any, required to be set forth in Exhibit 8.1 to the Company’s Form 20-F for the most recent fiscal year (each a “Subsidiary,” and together, the “Subsidiaries”, provided that during any such time the Company does not have any such Subsidiaries, including on the date hereof, all references herein to “Subsidiary” and “Subsidiaries” shall be ignored for purposes of this Agreement) convertible into or exchangeable for any share capital of or partnership interests, membership interests or other equity interests, as the case may be, in the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any Subsidiary any such share capital or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any Subsidiary to issue any securities or obligations, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options the existence of which, in each case (A), (B) and (C), is required to be disclosed in the Registration Statement and the Prospectus and are not so disclosed.

(4) Good Standing. Each of the Company and the Subsidiaries has been duly incorporated or organized and is validly existing as a corporation, general or limited partnership or limited liability company, as the case may be, except to the extent, in the case of the Subsidiaries, that the failure to be so organized would not, individually or in the aggregate, reasonably be expected to have any material adverse effect on, or change with respect to, the assets, business operation, earnings, prospects, properties or financial condition, present or prospective, of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect” or “Material Adverse Change”) and is in good standing under the laws of its respective jurisdiction of incorporation or organization (where such qualification exists) except to the extent that the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is not a “breaching company” within the meaning of such term under the Israeli Companies Law, 5759-1999. The certificate of incorporation, memorandum of association, articles of association and other organizational documents of the Company comply with the requirements of applicable Israeli law and are in full force and effect.

(5) Corporate Power. Each of the Company and the Subsidiaries have the corporate, partnership or limited liability company power, as the case may be, and authority to own, lease and operate their respective properties and conduct their respective businesses, each as described in each of the Registration Statement and the Prospectus except to the extent that the failure to have such power or authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions described in this Agreement.

(6) Foreign Qualifications. The Company and the Subsidiaries are duly qualified or licensed and in good standing in each jurisdiction where such qualification or license is required except where the failure, individually or in the aggregate, to be so qualified or licensed would not reasonably be expected to have a Material Adverse Effect.

(7) No Prohibition on Dividends Payable by the Subsidiaries. Except as disclosed in the Prospectus, no Subsidiary is contractually prohibited or restricted, directly or indirectly, from paying dividends or from making any other distribution with respect to the outstanding membership interests of such Subsidiary or from repaying to the Company or another Subsidiary of the Company any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or another Subsidiary of the Company, or from transferring such Subsidiary’s property or assets to the Company or another Subsidiary of the Company, except for any such prohibitions and restrictions that would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect or to the extent that any such restriction would currently materially limit the Company’s ability to pay dividends or that would be reasonably likely to materially limit the future payment of dividends on the Ordinary Shares.

(8) Absence of Defaults. Except as disclosed in the Prospectus, neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties or assets is bound, except for such breaches or defaults which would not reasonably be expected to have a Material Adverse Effect.

(9) Absence of Conflicts. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under): (1) any provision of the organizational documents of the Company or any Subsidiary, or (2) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective assets or properties may be bound or affected, including any instrument of approval granted to any of them by the OCS, or under any U.S. federal, state, local or foreign, including Israeli, law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of clause (2) for such breaches or defaults which could not reasonably be expected to have a Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary, except for such liens, charges, claims or encumbrances which would not reasonably be expected to have a Material Adverse Effect.

(10) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 10 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

(11) Absence of Further Requirements. No approval, authorization, consent or order of or filing with any U.S. federal, state, local or foreign, including Israeli, governmental or regulatory commission, board, body, authority or agency is required in connection with the Company’s execution, delivery and performance of this Agreement, the consummation of the transactions contemplated herein by the Company, including the Company’s issuance, sale and delivery of the Securities, other than (A) such as have been obtained or made, or will have been obtained or made by the Company at the Settlement Date (as defined below), as the case may be, under the Securities Act and the Exchange Act, (B) any necessary qualification under the securities or “blue sky” laws of the various jurisdictions in which the Securities are being offered by the Placement Agent, (C) any required filings or approvals under FINRA (as defined below) and the Exchange (as defined below) or (D) any such approvals, authorizations, consents, orders, or filings that if not obtained or made, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or which would not reasonably be expected to have a material adverse effect on the Company’s ability to perform its agreed upon obligations under this Agreement.

(12) Possession of Licenses and Permits. Each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any U.S. federal, state, local or foreign, including Israeli, law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct its respective business as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any U.S. federal, state, local or foreign, including Israeli, law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which would reasonably be expected to result in a Material Adverse Change.

(13) Permitted Free Writing Prospectuses. Except for the Issuer Free Writing Prospectuses identified in Exhibit F hereto, the Company has not prepared, used or referred to, and will not, without the prior consent of the Placement Agent, prepare, use or refer to, any Issuer Free Writing Prospectus.

(14) Company Not an Ineligible Issuer. (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) of the Securities and (ii) as of the date hereof, the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act Regulations), without taking account of any determination by the Commission pursuant to Rule 405 of the Securities Act that it is not necessary that the Company be considered an Ineligible Issuer.

(15) Filing of Registration Statement. The Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus.

(16) Absence of Proceedings. Except as disclosed in the Prospectus, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened, against the Company or any Subsidiary or, to the extent that such proceeding affects the properties or assets of the Company or any Subsidiary, any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any U.S. federal, state, local or foreign, including Israeli, governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order that would reasonably be expected to have a Material Adverse Effect.

(17) Financial Statements. The consolidated financial statements of the Company and its subsidiaries present fairly the consolidated financial position of the Company and its subsidiaries, as of the dates indicated and consolidated results of operations and changes in financial position and cash flows for the periods specified; such financial statements have been prepared in conformity with International Financing Reporting Standards as issued by the International Accounting Standards Board and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included or incorporated by reference in the Prospectus have been compiled on a basis consistent with the financial statements; no pro forma financial information, financial statements or supporting schedules other than the historical financial statements are required to be included in the Registration Statement or the Prospectus.

(18) Independent Accountants. Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, whose reports on the consolidated financial statements of the Company and its subsidiaries constitute part of the Prospectus, is, and was during the periods covered by its reports, independent as required by the Securities Act.

(19) No Material Adverse Change. Subsequent to the respective dates of the financial statements, and except as may be otherwise disclosed in the Prospectus, there has not been (A) any Material Adverse Change or any development or transaction that would reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and the Subsidiaries taken as a whole or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its share capital or any Subsidiary on any of its equity interests.

(20) Description of Securities. The share capital of the Company, including the Ordinary Shares and the Placement Securities, conforms in all material respects to the descriptions thereof contained in the Prospectus.

(21) Absence of Registration Rights. There are no persons with registration or other similar rights to have any equity or debt securities of the Company or the Subsidiaries, including securities which are convertible into or exchangeable or redeemable for equity securities of the Company or the Subsidiaries, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

(22) Authorization of Securities. The Securities have been duly authorized and, when sold and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Securities by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party or otherwise.

(23) NASDAQ. The Ordinary Shares have been registered under Section 12(b) of the Exchange Act and the Company will provide the Placement Agent with written notice of the approval of the Securities for listing on the NASDAQ Global Market (the “Exchange”), and, upon such notice, the Securities will be approved for listing on the Exchange, subject to official notice of issuance.

(24) Absence of Stabilization and Manipulation. The Company has not taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities. In addition, the Company has not engaged in any form of solicitation, advertising or any other action which constitutes an offer to the public under the Israeli Securities Law in connection with the transactions contemplated hereby.

(25) Absence of Registration Requirements. Neither the Company nor any of its affiliates (A) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or (B) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the Financial Industry Regulatory Authority (“FINRA”)) any member firm of FINRA.

(26) Form of Certificates. The form of certificate used to evidence the Ordinary Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company and the requirements of the Exchange.

(27) Title to Property. The Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property, if any, owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, claims, restrictions, mortgages and defects in such title (collectively, the “Encumbrances”), except such Encumbrances that are disclosed in the Prospectus or would not reasonably be expected to have a Material Adverse Effect; any real or personal property leased by the Company or any Subsidiary is held under a lease which is a valid and binding agreement, enforceable against the Company or such Subsidiary (to the extent a party thereto) and, to the Company’s knowledge, the other parties thereto, except (A) as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity, (B) as otherwise disclosed in the Prospectus or (C) for such exceptions that would not reasonably be expected to have a Material Adverse Effect.

(28) Mortgages. Except as disclosed in the Prospectus, the mortgages, if any, encumbering any real property owned in fee simple by the Company or a Subsidiary are not and will not be: (A) convertible (in the absence of foreclosure) into an equity interest in such real property or in the Company or any Subsidiary, (B) cross-defaulted to any indebtedness other than indebtedness of the Company or any of the Subsidiaries or (C) cross-collateralized to any property or assets not owned by the Company or any of the Subsidiaries.

(29) Description of Legal Proceedings. The descriptions of legal or governmental proceedings, contracts, leases and other legal documents in the Prospectus constitute fair and accurate summaries of such proceedings or documents, and there are no legal or governmental proceedings, contracts, leases or other documents that are known to the Company and which are of a character required to be described in the Prospectus or filed as exhibits to the Registration Statement which are not so described or filed; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company or the Subsidiaries, to the extent a party thereto, and, to the knowledge of the Company, of the other parties thereto, enforceable against the Company or Subsidiaries in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and neither the Company nor any Subsidiary is in breach or default under any such agreements.

(30) Possession of Intellectual Property. The Company owns or possesses the right to use all patents, inventions, trademarks, trade names, service marks, logos, trade dress, designs, data, database rights, Internet domain names, rights of privacy, rights of publicity, copyrights, works of authorship, license rights, trade secrets, know-how and proprietary information (including unpatented and unpatentable proprietary or confidential information, inventions, systems or procedures) and other industrial property and intellectual property rights, as well as related rights, such as moral rights and the right to sue for all past, present and future infringements or misappropriations of any of the foregoing, and registrations and applications for registration of any of the foregoing (collectively, “Intellectual Property”) as described in the Prospectus as being owned by it or, to the Company’s knowledge, that are necessary to conduct its business as presently conducted and currently contemplated to be conducted in the future, except where the failure to own or possess such rights would not, individually or in the aggregate, result in a Material Adverse Change. The Company, whether through its products and services or the conduct of its business, has not to its knowledge infringed, misappropriated, conflicted with or otherwise violated, or is currently infringing, misappropriating, conflicting with or otherwise violating, and the Company has not received any communication or notice of infringement of, misappropriation of, conflict with or violation of, any Intellectual Property of any other person or entity. The Company has not received any communication or notice alleging that by conducting its business as set forth in the Registration Statement or the Prospectus, it would infringe, misappropriate, conflict with, or violate, any of the Intellectual Property of any other person or entity. The Company knows of no infringement, misappropriation or violation by others of Intellectual Property owned by or licensed to the Company. The Company has executed appropriate nondisclosure and confidentiality agreements to secure its interests in such Intellectual Property from its employees and contractors and to protect the confidentiality of all of its confidential information and trade secrets. None of the Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees or otherwise in violation of the rights of any persons. The Company owns or has a valid right to access and use all computer systems, networks, hardware, software, databases, websites, and equipment used to process, store, maintain and operate data, information, and functions used in connection with the business of the Company (the “Company IT Systems”). The Company IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company as currently conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has implemented commercially reasonable backup, security and disaster recovery technology consistent in all material respects with applicable regulatory standards and customary industry practices.

(31) Consents and Permits. Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company (i) holds all licenses, registrations, certificates and permits from governmental authorities (collectively, “Governmental Licenses”) which are necessary to the conduct of its business, (ii) is in compliance with the terms and conditions of all Governmental Licenses, and all Governmental Licenses are valid and in full force and effect, and (iii) has not received any written or other notice of proceedings relating to the revocation or modification of any Governmental License. All of the Governmental Licenses of the Company are valid and in full force and effect. The Company has not received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect. The Company has not received any notice denying, revoking or modifying any “benefited enterprise” status with respect to any of the Company’s facilities or operations or with respect to any grants or benefits from the OCS or the Israeli Tax Authority (including, in all such cases, notice of proceedings or investigations related thereto). All information supplied by the Company with respect to the applications or notifications relating to such “benefited enterprise” status and to grants and benefits from the OCS and/or the Israeli Tax Authority was true, correct and complete in all material respects when supplied to the appropriate authorities.

(32) Regulatory Filings. Except as described in the Registration Statement and the Prospectus, as applicable, the Company (i) is and at all times has been in compliance with all statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, advertising, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product currently manufactured or distributed by the Company, including, without limitation, the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the exclusion laws and the statutes of applicable government funded or sponsored healthcare programs, applicable laws pertaining to data privacy, and the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010, the regulations promulgated pursuant to such laws, including, without limitation, where applicable, regulations relating to Good Clinical Practices and Good Laboratory Practices and all other comparable U.S. federal, state, local or foreign, including Israeli, laws relating to the regulation of the Company (collectively, the “Applicable Laws”), except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect; (ii) has not received any written notice from any court or arbitrator or governmental or regulatory authority or third party alleging or asserting non-compliance with any Applicable Laws or any licenses, exemptions, certificates, approvals, clearances, authorizations, permits, registrations and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”), except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) possesses all Authorizations necessary for the operation of its business as currently conducted as described in the Prospectus and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iv) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened in writing, except as would not, individually or in the aggregate, have a Material Adverse Effect; (v) has not received written notice that any court or arbitrator or governmental or regulatory authority has taken, is taking or intends to take action to materially limit, suspend, materially modify or revoke any Authorizations nor, to the Company’s knowledge, is any such limitation, suspension, modification or revocation threatened, except as would not, individually or in the aggregate, have a Material Adverse Effect; (vi) has filed, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed (or were corrected or supplemented by a subsequent submission), except as would not, individually or in the aggregate, have a Material Adverse Effect; and (vii) is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(33) Clinical Trials. None of the Company’s product candidates has received marketing approval from the U.S. Food and Drug Administration, the Israeli Ministry of Health or any comparable drug regulatory agency outside of the United States or Israel to which it is subject (collectively, the “Regulatory Authorities”). To the Company’s knowledge, all nonclinical studies and clinical trials conducted by or on behalf of or sponsored by the Company, with respect to the Company’s product candidates, including any such studies and trials that are described in the Prospectus, or the results of which are referred to in the Prospectus, as applicable (collectively, “Company Trials”), were, and if still pending are, being conducted in all material respects in accordance with all Applicable Laws; the descriptions in the Prospectus of the results of any Company Trials are accurate and complete descriptions in all material respects and fairly present the data derived therefrom; the Company has no knowledge of any other studies or trials not described in the Prospectus, the results of which are materially inconsistent with or call into question the results described or referred to in the Prospectus; the Company has not received, nor does it have knowledge that any of its collaboration partners has received, any written notices, correspondence or other written communications from the Regulatory Authorities or any other governmental agency requiring or threatening the termination, material modification or suspension of Company Trials, other than ordinary course communications with respect to modifications in connection with the design and implementation of such studies or trials. The Company has obtained (or caused to be obtained) the informed consent of each human subject who participated in a Company Trial. To the Company’s knowledge, none of the Company Trials involved any investigator who has been disqualified as a clinical investigator.

(34) Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that, with respect to the Company, (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of the consolidated financial statements of the Company in conformity with International Financing Reporting Standards as issued by the International Accounting Standards Board and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(35) Disclosure Controls. (A) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (1) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (2) have been evaluated for effectiveness as of the end of the Company’s last fiscal year, and (3) are effective in all material respects to perform the functions for which they were established, and (B) based on the evaluation of the Company’s disclosure controls and procedures described above, the Company is not aware of (1) any material weakness in the design or operation of internal control over financial reporting which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that could materially affect internal control over financial reporting.

(36) ERISA. The Company and the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of the Subsidiaries would have any material liability; neither the Company nor any of the Subsidiaries has incurred and none of them expect to incur any material liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (B) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (“Code”); each “pension plan” for which the Company or any of the Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(37) Tax Returns. The Company and each of the Subsidiaries has filed on a timely basis all material U.S. federal, state, local or foreign, including Israeli, tax returns required to be filed through the date hereof or have properly requested extensions thereof, and all such tax returns are true, correct and complete in all material respects, and have paid all material taxes required to be paid, including any tax assessment, fine or penalty levied against the Company or any of the Subsidiaries; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, individually or in the aggregate, if determined adversely to any such entity, would reasonably be expected to have a Material Adverse Effect; all material tax liabilities are adequately provided for on the respective books of such entities.

(38) Federal Income Tax Considerations. The statements set forth in the Prospectus under the captions “Israeli Tax Considerations and Government Programs” and “Certain Material U.S. Federal Income Tax Considerations” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete and fairly summarize the tax considerations described therein.

(39) Tax Advice. The Company has not relied upon the Placement Agent or legal counsel for the Placement Agent for any legal, tax or accounting advice in connection with the offering and sale of the Securities.

(40) Insurance. The Company maintains insurance, including title insurance (in each case, issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for the business of the Company and its Subsidiaries and generally consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, directors and officers liability insurance, title insurance, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, environmental liabilities, acts of vandalism, terrorism, earthquakes, floods and all other risks customarily insured against, all of which insurance is in full force and effect.

(41) Environmental Laws. The Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable U.S. federal, state, local or foreign, including Israeli, occupational safety and health and environmental laws, regulations and rules to conduct the business of the Company, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permits, licenses or approvals, except for any failure to have required permits, licenses or other approvals or to comply with the terms and conditions of such permits, licenses or approvals which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(42) Absence of Impermissible Transactions. None of the Company, any of the Subsidiaries or, to the knowledge of the Company, any officer, director, employee or agent purporting to act on behalf of the Company or any of the Subsidiaries has at any time (A) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (B) made any payment of funds or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus, or (C) engaged in any material transactions, maintained any bank account or used any material corporate funds except for transactions, bank accounts and funds which have been or are, as applicable, reflected in the books and records of the Company and the Subsidiaries.

(43) Absence of Indebtedness. Except as disclosed in the Prospectus, there are no material outstanding loans, advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any officers and or directors of the Subsidiaries or any of the members of the immediate families of any such officers or directors.

(44) Issued Securities. All securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any of the Subsidiaries have been offered, issued and sold in compliance with (A) all applicable U.S. federal, state, local or foreign, including Israeli, securities laws and (B) the applicable corporate or partnership law of the jurisdiction of incorporation of the Company or Subsidiary, as applicable.

(45) Lessees. Except as disclosed in the Prospectus, to the Company’s knowledge, no lessee of any portion of any of the real properties leased or owned by the Company or any of the Subsidiaries (collectively, the “Properties”) is in default under any of the leases governing such Properties and there is no event which, but for the passage of time or the giving of notice or both, would constitute a default under any of such leases, except such defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(46) Hazardous Materials. To the Company’s knowledge, neither the Company nor any of the Subsidiaries has any liability under any applicable environmental, health, safety or similar law or otherwise relating to any Hazardous Material (as hereinafter defined) and there are no notices of potential liability or claims pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries or concerning any of the Properties under any applicable environmental, health, safety or similar law or otherwise relating to any Hazardous Material, except for such liabilities or claims which would not reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries or, to the knowledge of the Company, any other person, has contaminated or caused conditions that threaten to contaminate any of the Properties with Hazardous Materials, except for such contamination or threats of contamination which would not reasonably be expected to have a Material Adverse Effect; neither the Properties nor any other land ever owned by the Company or any of the Subsidiaries is included on or, to the knowledge of the Company, is proposed for inclusion on the National Priorities List pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq., or any similar list or inventory of contaminated properties. As used herein, “Hazardous Material” shall mean any hazardous material, hazardous waste, hazardous substance, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, petroleum, petroleum waste, radioactive material, biohazardous material, explosive or any other material, the presence of which in the environment is prohibited, regulated, or serves as the basis of liability, as defined, listed, or regulated by any applicable federal, state, or local environmental law, ordinance, rule, or regulation.

(47) Compliance with Securities Laws. In connection with the offer, issuance and sale of the Securities, the Company has not offered Ordinary Shares or any other securities convertible into or exchangeable or exercisable or redeemable for Ordinary Shares in a manner in violation of the Securities Act; and the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Securities except for the Prospectus Supplement, the Prospectus and any Issuer Free Writing Prospectus or the Registration Statement. All corporate approvals on the part of the Company, including under Chapter 5 of Part VI of the Israeli Companies Law 5759-1999, for the offer or sale of Placement Securities and the transactions contemplated hereby have been obtained.

(48) Lending Relationship. To the Company’s knowledge, neither the Company nor any of its Subsidiaries has any outstanding borrowings from, or is a party to any line of credit, credit agreement or other credit facility or otherwise has a borrowing relationship with, any bank or other lending institution affiliated with the Placement Agent, and the Company does not intend to use any of the proceeds from the sale of the Securities to repay any debt owed to the Placement Agent or any affiliate thereof.

(49) Absence of Finders’ Fees. The Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated.

(50) No Other Contracts. Other than this Agreement, there are no contracts, agreements or understandings between the Company or any of its Subsidiaries and any person that would give rise to a valid claim against the Company or any of its Subsidiaries or the Placement Agent for a brokerage commission, finder’s fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

(51) Proprietary Trading by the Placement Agent. The Company acknowledges and agrees that the Placement Agent has informed the Company that the Placement Agent may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell Ordinary Shares for its own account while this Agreement is in effect, and shall be under no obligation to purchase Securities on a principal basis pursuant to this Agreement, except as otherwise agreed by the Placement Agent in the Placement Notice (as amended by the corresponding Acceptance, if applicable); provided, that no such purchase or sales shall take place while a Placement Notice is in effect (except (i) as agreed by the Placement Agent in the Placement Notice (as amended by the corresponding Acceptance, if applicable) or (ii) to the extent the Placement Agent may engage in sales of Placement Securities purchased or deemed purchased from the Company as a “riskless principal” or in a similar capacity).

(52) FINRA Matters. All of the information provided to the Placement Agent or to counsel for the Placement Agent by the Company and, to the knowledge of the Company, its officers and directors and the holders of any securities of the Company in connection with letters, filings or other supplemental information provided to the FINRA pursuant to FINRA Conduct Rule 5110 or 5121 is true, complete and correct.

(53) Related Party Transactions. Except as disclosed in the Prospectus, no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, that is required by the Securities Act to be described in the Prospectus and which is not so described.

(54) Compliance with Sarbanes-Oxley. The Company and the Subsidiaries and to the knowledge of the Company the officers and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Settlement Date (as defined below) and any Applicable Time will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”).

(55) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(56) Statistical and Market Data. The statistical and market related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

(57) Market Capitalization. At the time the Registration Statement was originally declared effective, and at the time the Company’s most recent Annual Report on Form 20-F was filed with the Commission, the Company met the then applicable requirements for the use of Form F-3 under the Securities Act, including, but not limited to, General Instructions I.A and I.B of Form F-3 or as set forth in Section 7(x), General Instruction I.B.5 of Form F-3. As of the date hereof, the Company meets the requirements for the use of Form F-3, including, but not limited to, General Instruction I.B.1 of Form F-3 and as of the Applicable Time, the Company meets the requirements for the use of Form F-3, including, but not limited to, General Instruction I.B.1 or General Instruction I.B.5 of Form F-3. The Company is not a shell company (as defined in Rule 405 under the Securities Act) and has not been a shell company for at least 12 calendar months previously and if it has been a shell company at any time previously, has filed current Form 10 information (as defined in General Instruction I.B.5 of Form F-3) with the Commission at least 12 calendar months previously reflecting its status as an entity that is not a shell company.

(58) FCPA. Neither the Company nor any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company: (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity: (ii) has made any direct or indirect unlawful contribution or payment to any official of, or candidate for, or any employee of, any U.S. federal, state, local or foreign, including Israeli, office from corporate funds; (iii) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment; or (iv) is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the OECD Convention on Bribery of Foreign Public Officials in International Business Transactions (“OECD Convention”), the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or any similar law or regulation to which the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company is subject. The Company and its affiliates have each conducted their businesses in compliance with the FCPA and any applicable similar law or regulation and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. The foregoing representation and warranty shall also be deemed given regarding laws of non-U.S. jurisdictions similar to the FCPA, including, without limitation, Sections 291 and 291A of the Israel Penal Law, 5737-1977 and the rules and regulations thereunder.

(59) OFAC. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or representative of the Company is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury and the Foreign and Commonwealth Office of the United Kingdom (“HMT”), or any similar sanctions imposed by any other body, governmental or other, to which the Company is subject (collectively, “other economic sanctions”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, for the purpose of financing the activities of any Person currently subject to any sanctions administered by OFAC, UNSC, the European Union, HMT or other economic sanctions.

(60) Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Currency and Foreign Transactions Reporting Act of 1970, as amended, Israel Prohibition on Money Laundering Law, 5760-2000 and Prohibition on Money Laundering Order, 5761-2001, the Israel Prohibition on Funding of Terrorism Law, 5765-2005 and the regulations and decrees promulgated thereunder, the applicable money laundering statutes of jurisdictions where the Company conducts business, the applicable rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(61) Israeli Qualifications. No consent, approval, authorization or order of, or filing, qualification or registration with, any Israeli court or governmental agency or body, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the offer or sale of the Placement Securities or the consummation of the transactions contemplated hereby or thereby, other than (A) the obligation to file certain information with the Israeli Investment Center of the Ministry of Economy and Industry of the State of Israel (the “Investment Center”) and the OCS and (B) the filing of certain notices with the Registrar of Companies in the State of Israel (the “Registrar”) regarding the issuance of shares (subject to the receipt by the Company of applicable documents from the transfer agent).

(62) No Israeli Prospectus. The Company is not required to publish a prospectus in the State of Israel under the laws of the State of Israel with respect to the offer and sale of the Placement Securities in accordance with and subject to the terms of this Agreement.

(63) No Israeli Violations. Neither the Company nor any of its Subsidiaries is (i) in violation of any condition or requirement stipulated (A) by any instruments of approval, granted to it by the OCS with respect to any research and development grants or benefits given to the Company by such office or (B) with respect to any instrument of approval granted to it by the Investment Center with respect to grants or benefits given to the Company. The Company has not received any notice denying, revoking or modifying any “approved enterprise” or “benefited enterprise” or “preferred enterprise” status with respect to any of the Company’s facilities or operations or with respect to any grants or benefits from the OCS or the Investment Center (collectively, “Governmental Grants”) (including, in all such cases, notice of proceedings or investigations related thereto). No event has occurred, and no circumstance or condition exists, that could reasonably be expected to give rise to or serve as the basis for (i) the annulment, revocation, withdrawal, suspension, cancellation, recapture or modification of any Governmental Grants, (ii) the imposition of any material limitation on any Governmental Grant or (iii) a requirement that the Company return or refund any benefits provided under any Governmental Grant. All information supplied by the Company with respect to the applications or notifications relating to such “approved enterprise” status, “benefited enterprise status” and “preferred enterprise” status and to grants and benefits from the OCS and/or the Investment Center was true, correct and complete in all material respects when supplied to the appropriate authorities.

(64) No Dissolution. The Company is not in nor subject to a bankruptcy or insolvency proceeding in the State of Israel or in any other jurisdiction.

(65) Israeli Taxation. No transaction, stamp or other issuance or transfer taxes or duties, and assuming that the Placement Agent is not otherwise subject to taxation in Israel due to Israeli tax residence or the existence of a permanent establishment in Israel, no capital gain, income, transfer, withholding or other tax or duty is payable in the State of Israel by or on behalf of the Placement Agent to any taxing authority thereof or therein in connection with (i) the issuance, sale and delivery of the Placement Securities by the Company; (ii) the purchase from the Company, and the initial sale and delivery by the Placement Agent of the Placement Securities to purchasers thereof; (iii) the holding or transfer of the Placement Securities; or (iv) the execution and delivery of this Agreement or any other document to be furnished hereunder.

(66) Israeli Employment Laws. The Company and its Subsidiaries are in compliance in all material respects with the labor and employment laws and collective bargaining agreements and extension orders applicable to their employees in the State of Israel. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened or imminent, which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(67) Israeli Securities Laws. The Company has not engaged in any form of solicitation, advertising or any other action constituting an offer or sale under the Israeli Securities Law in connection with the transactions contemplated hereby which would require the Company to publish a prospectus in the State of Israel under the laws of the State of Israel.

(68) No Immunity. Neither the Company nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the State of Israel, New York or United States law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Israeli, New York or United States federal court, from service of process, attachment upon or prior judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement. To the extent that the Company or any of its respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 17 of this Agreement.

(69) Agent for Service of Process. The Company has duly designated CT Corporation System, with offices at 111 8th Avenue, New York, New York 10011, as its authorized agent to receive service of process as set forth in Section 23.

(70) Enforcement of Judgments. Subject to the conditions and qualifications set forth in the Registration Statement and the Prospectus, a final and conclusive judgment against the Company for a definitive sum of money entered by any court in the United States may be enforced by an Israeli court.

(71) Israeli Placements. The Company acknowledges, understands and agrees that the Placement Securities may be sold in Israel only by the Placement Agent and only to Israeli Accredited Investors.

(b) Certificates. Any certificate signed by any officer of the Company delivered to the Agents or to counsel(s) for the Agents in connection with this Agreement shall be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby.

SECTION 6. Sale and Delivery to the Placement Agent; Settlement.

(a) Sale of Placement Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon the Placement Agent’s acceptance of the terms of a Placement Notice or upon receipt by the Placement Agent of an Acceptance, as the case may be, and unless the sale of the Placement Securities described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Placement Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. The Company acknowledges and agrees that (i) there can be no assurance that the Placement Agent will be successful in selling Placement Securities, (ii) the Placement Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Securities for any reason other than a failure by the Placement Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities as required under this Section 6, and (iii) the Placement Agent shall be under no obligation to purchase Securities on a principal basis pursuant to this Agreement, except as otherwise agreed by the Placement Agent in the Placement Notice (as amended by the corresponding Acceptance, if applicable).

(b) Settlement of Placement Securities. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Securities will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The Placement Agent shall notify the Company in writing (including by email correspondence to each of the individuals set forth on Exhibit B) of each sale of Placement Securities no later than the opening of the Trading Day immediately following the Trading Day on which it has made sales of Placement Securities hereunder. The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Securities sold (the “Net Proceeds”) will be equal to the aggregate sales price received by the Placement Agent at which such Placement Securities were sold, after deduction for (i) the Placement Agent’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, and (ii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(c) Delivery of Placement Securities. On or before each Settlement Date, concurrently with the receipt by the Company of the Net Proceeds due to the Company in respect of such Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Securities being sold by crediting the Placement Agent’s or its designee’s account (provided the Placement Agent shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, the Placement Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Securities on a Settlement Date (other than as a result of a failure by the Placement Agent to provide instructions for delivery), the Company agrees that, in addition to and in no way limiting the rights and obligations set forth in Section 10(a) hereto, it will (i) hold the Placement Agent harmless against any loss, claim, suit, liability, debt, cause of action, damage, or reasonable and documented expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay to the Placement Agent (without duplication) any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d) Denominations; Registration. If requested by the Placement Agent at least two Business Days prior to the Settlement Date, then in lieu of electronic transfer, certificates for the Securities shall be in such denominations and registered in such names as the Placement Agent shall have specified in such request. The certificates for the Securities will be made available for examination and packaging by the Placement Agent in The City of New York not later than Noon (Eastern Time) on the Business Day prior to the Settlement Date.

(e) One Agent. The Company agrees that any offer to sell Securities, any solicitation of an offer to buy Securities, or any sales of Securities shall be effected by or through only one of the Agents on any single given day and the Company shall in no event request that more than one Agent offer or sell Securities on the same day.

SECTION 7. Covenants of the Company. The Company covenants with the Placement Agent as follows:

(a) Registration Statement Amendment. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Securities is required to be delivered by the Placement Agent under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or similar rule): (i) the Company will notify the Placement Agent promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any comment letter from the Commission or any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; (ii) the Company will prepare and file with the Commission, promptly upon the Placement Agent’s request, any amendments or supplements to the Registration Statement or Prospectus that, in the Placement Agent’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Securities by the Placement Agent (provided, however, that the failure of the Placement Agent to make such request shall not relieve the Company of any obligation or liability hereunder, or affect the Placement Agent’s right to rely on the representations and warranties made by the Company in this Agreement, and provided, further, that the only remedy the Placement Agent shall have with respect to the failure to make such filing shall be to cease making sales under this Agreement until such amendment or supplement is filed); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the Placement Securities or a security convertible into the Placement Securities unless a copy thereof has been submitted to the Placement Agent within a reasonable period of time before the filing and the Placement Agent has not reasonably objected thereto (provided, however, that (A) the failure of the Placement Agent to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect the Placement Agent’s right to rely on the representations and warranties made by the Company in this Agreement, and (B) the only remedy the Placement Agent shall have with respect to the failure by the Company to provide the Placement Agent with such copy or the filing of such amendment or supplement despite the Placement Agent’s objection shall be to cease making sales under this Agreement) and the Company will furnish to the Placement Agent at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act (without reliance on Rule 424(b)(8) of the Securities Act), or in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, (the determination to file or not file any amendment or supplement with the Commission under this Section 7(a), based on the Company’s reasonable opinion or reasonable objections, shall be made exclusively by the Company). Notwithstanding anything to the contrary herein, the Company has no obligation to provide the Placement Agent any advanced copy of any supplement to the Prospectus if such supplement does not relate to the Placement Securities or to the transactions contemplated by this Agreement.

(b) Notice of Commission Stop Orders. The Company will advise the Placement Agent, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any other order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Placement Securities for offering or sale in any jurisdiction or of the loss or suspension of any exemption from any such qualification, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement or if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Company use its commercially reasonable efforts to prevent the issuance of any stop order, the suspension of any qualification of the Securities for offering or sale and any loss or suspension of any exemption from any such qualification, and if any such stop order is issued or any such suspension or loss occurs, to obtain the lifting thereof at the earliest possible moment.

(c) Delivery of Registration Statement and Prospectus. Except to the extent such documents have been publicly filed with the Commission pursuant to EDGAR, the Company will furnish to the Placement Agent and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus, and any Issuer Free Writing Prospectuses, that are filed with the Commission during any period in which a Prospectus relating to the Placement Securities is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities and at such locations as the Placement Agent may from time to time reasonably request. Notwithstanding anything to the contrary herein, the Company has no obligation to provide the Placement Agent any such documents described in this Section 7(c) if such any such document does not relate to the Placement Securities or to the transactions contemplated by this Agreement.

(d) Continued Compliance with Securities Laws. If at any time when a Prospectus is required by the Securities Act or the Exchange Act to be delivered in connection with a pending sale of the Placement Securities (including, without limitation, pursuant to Rule 172 under the Securities Act or similar rule), any event shall occur or condition shall exist as a result of which it is necessary to amend the Registration Statement together with the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary at any such time to amend the Registration Statement together with the Prospectus in order to comply with the requirements of the Securities Act, the Company will promptly notify the Placement Agent to suspend the offering of Placement Securities during such period and the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement and the Prospectus comply with such requirements, provided, however, that the Company may delay any such amendment or supplement if, in the reasonable judgment of the Company, it is in the best interest of the Company to do so, provided that no Placement Notice is in effect during such time, and the Company will furnish to the Placement Agent such number of copies of such amendment or supplement as the Placement Agent may reasonably request. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted, conflicts or would conflict with the information contained in the Registration Statement or the Prospectus or included, includes or would include an untrue statement of a material fact or together with the Prospectus omitted, omits or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Company will promptly notify the Placement Agent to suspend the offering of Placement Securities during such period and the Company will, subject to Section 7(a) hereof, promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission provided, however, that the Company may delay any such amendment or supplement if, in the reasonable judgment of the Company, it is in the best interest of the Company to do so, provided that no Placement Notice is in effect during such time.

(e) Blue Sky and Other Qualifications. The Company will use its commercially reasonable efforts, in cooperation with the Placement Agent, to qualify the Placement Securities for offering and sale, or to obtain an exemption for the Securities to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Placement Agent may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Securities (but in no event for less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Placement Securities have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Placement Securities (but in no event for less than one year from the date of this Agreement).

(f) Rule 158. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Agents the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(g) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(h) Listing. During any period in which the Prospectus relating to the Placement Securities is required to be delivered by the Placement Agent under the Securities Act with respect to a pending sale of the Placement Securities (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or similar rule), the Company will use its commercially reasonable efforts to cause the Placement Securities to be listed on the Exchange.

(i) Filings with the Exchange. The Company will timely seek to file with the Exchange all material documents and notices required by the Exchange of companies that have securities traded on the Exchange.

(j) Reporting Requirements. The Company, during any period when the Prospectus is required to be delivered under the Securities Act and the Exchange Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or similar rule), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

(k) Notice of Other Sales. During the pendency of any Placement Notice given hereunder, the Company shall provide the Placement Agent notice as promptly as reasonably possible before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any Ordinary Shares (other than Placement Securities offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Ordinary Shares, warrants or any rights to purchase or acquire Ordinary Shares; provided, that such notice shall not be required in connection with the (i) issuance, grant or sale of restricted shares, Ordinary Shares, LTIP units, options to purchase Ordinary Shares, or Ordinary Shares issuable upon the exercise of options or other equity awards pursuant to any share option, share bonus or other share or compensatory plan or arrangement described in the Prospectus or any inducement award contemplated under the Exchange rules, (ii) the issuance of securities in connection with an acquisition, merger or sale or purchase of assets, or to vendors, customers, strategic partners or financial institutions or other lenders in connection with debt arrangements that are not for equity capital raising purposes, (iii) the issuance or sale of Ordinary Shares pursuant to any dividend reinvestment plan that the Company has in effect or may adopt from time to time, provided the implementation of such new plan is disclosed to the Placement Agent in advance or (iv) the issuance of any Ordinary Shares upon the exchange, conversion or redemption of securities or the exercise of warrants, options or other rights in effect or outstanding. For avoidance of doubt, nothing herein shall be construed to restrict the Company’s ability, or require the Company to provide notice to the Placement Agent, to file a registration statement with the Commission.

(l) Change of Circumstances. The Company will, at any time during the pendency of a Placement Notice, advise the Placement Agent promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided to the Placement Agent pursuant to this Agreement.

(m) Due Diligence Cooperation. The Company will cooperate with any reasonable due diligence review conducted by the Placement Agent or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior officers, during regular business hours and at the Company’s principal offices, as the Placement Agent may reasonably request.

(n) Disclosure of Sales. The Company will, if applicable, disclose in its financial statements included in its quarterly or six-month reports on Form 6-K and in its annual report on Form 20-F the number of Placement Securities sold through the Agents during the most recent fiscal quarter, the Net Proceeds to the Company and the compensation paid or payable by the Company to the Agents with respect to such Placement Securities. If required by law, the Company shall also prepare and file with the Commission pursuant to Rule 424(b) under the Securities Act not later than 40 days after the completion of such quarter a prospectus supplement disclosing such sales information, if any.

(o) Representation Dates; Certificate. On or prior to the date that the Securities are first sold pursuant to the terms of this Agreement and subsequently thereafter:

(i) each time the Company files the Prospectus relating to the Placement Securities or amends or supplements the Registration Statement or the Prospectus relating to the Placement Securities (other than amendments or supplements that are filed solely to report sales of the Placement Securities pursuant to this Agreement) by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Placement Securities;

(ii) each time the Company files an annual report on Form 20-F under the Exchange Act (including any Form 20-F/A containing amended financial information or a material amendment to the previously filed Form 20-F);

(iii) each time the Company files its quarterly or six-month reports on Form 6-K under the Exchange Act containing financial statements, supporting schedules or other financial data incorporated by reference into the Registration Statement; or

(iv) each time the Company files a report on Form 6-K containing amended financial information relating to the Company under the Exchange Act incorporated by reference into the Registration Statement (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”);

the Company shall furnish the Agents with a certificate, in the form attached hereto as Exhibit E, within three (3) Trading Days of any Representation Date, provided that the obligation to furnish such certificate pursuant to Section 7(o)(iv) shall only be required if (x) a Placement Notice is pending and (y) the information contained in such Form 6-K is material to a holder of Ordinary Shares. The requirement to provide a certificate under this Section 7(o) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such fiscal quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 20-F. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Securities following a Representation Date when the Company relied on such waiver and did not provide the Agents with a certificate under this Section 7(o), then before the Company delivers the Placement Notice or the Placement Agent sells any Placement Securities, the Company shall provide the Agents with a certificate, in the form attached hereto as Exhibit E, dated the date of the Placement Notice.

(p) Legal Opinions. On or prior to the date that the Securities are first sold pursuant to the terms of this Agreement and within five (5) Trading Days after each Representation Date (excluding Representation Dates with regard to the time the Company files its financial statements included in its quarterly or six-month reports on Form 6-K) with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause to be furnished to the Agents (i) a written opinion of Goodwin Procter LLP, U.S. corporate counsel to the Company, and Horn & Co. Law Offices, Israeli corporate counsel to the Company (together, “Company Corporate Counsel”), or other counsel satisfactory to the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent and its counsel, dated the date that the opinion is required to be delivered, in substantially similar forms previously agreed to between Company Corporate Counsel and Counsel to the Placement Agent (as defined below), and (ii), unless waived by the Placement Agent, a written opinion of Cooley LLP, U.S. corporate counsel to the Placement Agent, and Gornitzky & Co., Israeli corporate counsel to the Placement Agent (together, “Counsel to the Placement Agent”), or other counsel satisfactory to the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent, dated the date that the opinion is required to be delivered; provided, however, that the Company shall be required to furnish to Placement Agent no more than one opinion per each Counsel to the Placement Agent hereunder per fiscal quarter; and provided, further, that in lieu of such opinions for subsequent Representation Dates, counsel may furnish the Agents with a letter (a “Reliance Letter”) to the effect that the Agents may rely on a prior opinion delivered under this Section 7(p) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(q) Comfort Letter. On or prior to the date that the Securities are first sold pursuant to the terms of this Agreement and within five (5) Trading Days after each Representation Date (excluding Representation Dates with regard to the time the Company files its financial statements included in its quarterly or six-month reports on Form 6-K) with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause its independent accountants (and any other independent accountants whose report is included in the Prospectus) to furnish the Agents letters (the “Comfort Letters”), dated the date of the Comfort Letter is delivered, in form and substance satisfactory to the Placement Agent, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(r) Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) sell, bid for, or purchase Ordinary Shares in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Securities to be issued and sold pursuant to this Agreement other than the Agents; provided, however, that the Company may bid for and purchase its Ordinary Shares in accordance with Rule 10b-18 under the Exchange Act. In addition, the Company will not engage in any form of solicitation, advertising or other action constituting an offer or a sale under the Israeli Securities Law in connection with the transactions contemplated hereby, which would require the Company to publish a prospectus in the State of Israel under the laws of the State of Israel.

(s) Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor its Subsidiaries will be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an “investment company”.

(t) Securities Act and Exchange Act. The Company will use its best efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Securities as contemplated by the provisions hereof and the Prospectus.

(u) No Offer to Sell. Other than a free writing prospectus (as defined in Rule 405 under the Securities Act) approved in advance in writing by the Company and the Placement Agent in its capacity as principal or agent hereunder, the Company (including its agents and representatives, other than the Placement Agent in its capacity as such) will not, directly or indirectly, make, use, prepare, authorize, approve or refer to any free writing prospectus relating to the Securities to be sold by the Placement Agent as principal or agent hereunder.

(v) Sarbanes-Oxley Act. The Company and its Subsidiaries will use their best efforts to comply with all effective applicable provisions of the Sarbanes-Oxley Act of 2002.

(w) General Instruction I.B.5 of Form F-3. If the Company is no longer eligible to use Form F-3 pursuant to General Instruction I.B.1 of such form at the time of the filing of an annual report on Form 20-F or the filing of a prospectus supplement to its Form F-3, then it shall promptly notify the Placement Agent and file a new Prospectus Supplement to register the amount of Securities available to be offered and sold pursuant to General Instruction I.B.5 of Form F-3, provided, however, that the Company may delay any such supplement if, in the reasonable judgment of the Company, it is in the best interest of the Company to do so, provided that no Placement Notice is in effect during such time.

SECTION 8. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under the Equity Distribution Agreements, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment and supplement thereto, (ii) the word processing, printing and delivery to the Agents of the Equity Distribution Agreements and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Placement Securities, (iii) the preparation, issuance and delivery of the certificates for the Placement Securities to the Agents, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Placement Securities to the Agents, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company, (v) the qualification or exemption of the Placement Securities under securities laws in accordance with the provisions of Section 7(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplements thereto, (vi) the printing and delivery to the Agents of copies of any permitted Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Agents to investors, (vii) the fees and expenses of the transfer agent and registrar for the Securities, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Agents in connection with, the review by FINRA of the terms of the sale of the Securities, (ix) the fees and expenses incurred in connection with the listing of the Placement Securities on the Exchange and (x) the reasonable fees and disbursements of counsel for the Agents, including the fees set forth in Subsection (v) and (viii) of this Section 8, which shall not exceed $50,000 in the aggregate.

SECTION 9. Conditions of the Placement Agent’s Obligations. The obligations of the Placement Agent hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties of the Company contained in this Agreement or in certificates of any officer of the Company or any Subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Opinions of Company Corporate Counsel and Counsel to the Placement Agent. On or prior to the date that Securities are first sold pursuant to the terms of this Agreement the Company shall furnish to the Agents the opinions, each addressed to the Placement Agent, of (i) Company Corporate Counsel, or other counsel satisfactory to the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent and its counsel, dated the date that the opinion is required to be delivered, substantially the forms previously agreed to between Company Corporate Counsel and Counsel to the Placement Agent; and (ii), unless waived by the Placement Agent, Counsel to the Placement Agent, or other counsel satisfactory to the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent dated the date that the opinion is required to be delivered. The Company will provide Counsel to the Placement Agent such documents and information as Counsel to the Placement Agent may reasonably request to enable Counsel to the Placement Agent to pass upon such matters.

(b) Effectiveness of Registration Statement. The Registration Statement and any Rule 462(b) Registration Statement shall have become effective and shall be available for (i) all sales of Placement Securities sold pursuant to all prior Placement Notices and (ii) the sale of all Placement Securities contemplated to be sold by any Placement Notice.

(c) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company or any of its Subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus, or any Issuer Free Writing Prospectus, or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus, or any Issuer Free Writing Prospectus, or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus and any Issuer Free Writing Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) No Misstatement or Material Omission. The Placement Agent shall not have advised the Company that the Registration Statement or any amendment or supplement thereto, contains an untrue statement of fact that in the Placement Agent’s reasonable opinion is material, or omits to state a fact that in the Placement Agent’s opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any Issuer Free Writing Prospectus or any amendment or supplement thereto, contains an untrue statement of fact that in the Placement Agent’s reasonable opinion is material, or omits to state a fact that in the Placement Agent’s opinion is material and is required to be stated therein or is necessary to make the statements therein in the light of the circumstances under which they were made, not misleading.

(e) Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business that, in the reasonable judgment of the Placement Agent, is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Securities on the terms and in the manner contemplated in the Prospectus.

(f) Representation Certificate. The Agents shall have received the certificate required to be delivered pursuant to Section 7(o) on or before the date on which delivery of such certificate is required pursuant to Section 7(o).

(g) Accountant’s Comfort Letter. The Agents shall have received the Comfort Letter required to be delivered pursuant Section 7(q) on or before the date on which such delivery of such opinion is required pursuant to Section 7(q).

(h) Approval for Listing. The Placement Securities shall either have been (i) approved for listing on Exchange, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Securities on the Exchange at, or prior to, the issuance of any Placement Notice and the Exchange shall have approved such application.

(i) No Suspension. Trading in the Securities shall not have been suspended on the Exchange.

(j) Additional Documents. On each date on which the Company is required to deliver a certificate pursuant to Section 7(o), counsel for the Agents shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement.

(k) Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424 under the Securities Act.

SECTION 10. Indemnity and Contribution by the Company and the Placement Agent.

(a) Indemnification by the Company. The Company agrees to indemnify, defend and hold harmless the Placement Agent, its affiliates and their respective partners, members, directors, officers, employees and agents and any person who controls the Placement Agent or any affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Agent Indemnified Parties”), from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Agent Indemnified Parties may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (1) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission or the Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include the Prospectus as of its date and as amended or supplemented by the Company), (2) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (3) any omission or alleged omission from any such Issuer Free Writing Prospectus or Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except, in the case of each of clauses (1), (2) and (3), insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus and any Issuer Free Writing Prospectus, in the light of the circumstances under which they were made) not misleading, in each such case, to the extent contained in and in conformity with the Agent Information (as defined below).

If any action is brought against the Agent Indemnified Parties in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph of this Section 10(a), the Placement Agent shall promptly notify the Company, as the case may be, in writing of the institution of such action, and the Company, as the case may be, shall if it so elects, assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company, as the case may be, will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is materially prejudiced by such failure or delay. The Agent Indemnified Parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Agent Indemnified Parties unless the employment of such counsel shall have been authorized in writing by the Company, as the case may be, in connection with the defense of such action, or the Company shall not have employed counsel reasonably satisfactory to the Agent Indemnified Parties, as the case may be, to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Agent Indemnified Parties in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent. The indemnity agreement set forth in this Section 10(a) shall be in addition to any liability which the Company may otherwise have.

(b) Indemnification by the Placement Agent. The Placement Agent agrees to indemnify, defend and hold harmless the Company, the Company’s directors, the Company’s officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (1) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, the Prospectus, (2) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (3) any omission or alleged omission from any such Issuer Free Writing Prospectus or the Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus or Prospectus in reliance upon and in conformity with information furnished in writing by the Placement Agent to the Company expressly for use therein. The statements set forth in the ninth paragraph under the caption “Plan of Distribution” in the Prospectus Supplement (to the extent such statements relate to the Placement Agent) constitute the only information furnished by or on behalf of the Placement Agent to the Company for the purposes of Section 5(a)(1) and this Section 10 (the “Agent Information”).

If any action is brought against the Company or any such person in respect of which indemnity may be sought against the Placement Agent pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Placement Agent in writing of the institution of such action and the Placement Agent shall if it so elects assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Placement

Agent will not relieve the Placement Agent of any obligation hereunder, except to the extent that its ability to defend is materially prejudiced by such failure or delay. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Placement Agent in connection with the defense of such action or the Placement Agent shall not have employed counsel reasonably satisfactory to the Company or such person, as the case may be, to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Placement Agent (in which case the Placement Agent shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Placement Agent and paid as incurred (it being understood, however, that the Placement Agent shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Placement Agent shall not be liable for any settlement of any such claim or action effected without its written consent. The indemnity agreement set forth in this Section 10(b) shall be in addition to any liabilities that the Placement Agent may otherwise have.

(c) Contribution. If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) and (b) of this Section 10 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Placement Agent, each from the offering of the Securities, or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Placement Agent in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company shall be deemed to be equal to the Net Proceeds from the offering of Securities (before deducting expenses) received by the Company and benefits received by the Placement Agent shall be deemed to be equal to the underwriting discounts and commissions received by the Placement Agent. The relative fault of the Company and of the Placement Agent shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Placement Agent and the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(d) The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in clause (i) and, if applicable, clause (ii) of subsection (c) above. Notwithstanding the provisions of this Section 10, the Placement Agent shall not be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities sold by the Placement Agent. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agent Indemnified Parties, or by or on behalf of the Company, and shall survive delivery of the Securities to the Placement Agent.

SECTION 12. Termination of Agreement.

(a) Termination; General. The Placement Agent may terminate this Agreement, by notice to the Company, as hereinafter specified at any time (i) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Placement Agent, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Placement Securities has been suspended or limited by the Commission or the Exchange, or if trading generally on the American Stock Exchange, the NYSE or the NASDAQ Global Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, the FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, Israel or in Europe, or (iv) if a banking moratorium has been declared by either Federal, New York or Israeli authorities.

(b) Termination by the Company. The Company shall have the right, by giving one (1) day notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Upon termination of this Agreement pursuant to this Section 12(b), any outstanding Placement Notices shall also be terminated.

(c) Termination by the Placement Agent. The Placement Agent shall have the right, by giving one (1) day notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(d) Continued Force and Effect. This Agreement shall remain in full force and effect unless terminated pursuant to Sections 12(a), (b), or (c) above or otherwise by mutual agreement of the parties.

(e) Effectiveness of Termination. Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Placement Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Securities, such Placement Securities shall settle in accordance with the provisions of this Agreement.

(f) Liabilities. If this Agreement is terminated pursuant to this Section 12, such termination shall be without liability of any party to any other party except as provided in Section 8 hereof, and except that, in the case of any termination of this Agreement, Section 5, Section 8, Section 10, Section 11, Section 16, Section 17, Section 23, Section 24 and Section 25 hereof shall survive such termination and remain in full force and effect.

SECTION 13. Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Placement Agent shall be directed to the Placement Agent at JMP Securities LLC, 600 Montgomery Street, Suite 1100, San Francisco, California 94111, Facsimile: (415) 835-8920, Attention: Equity Securities with a copy to Cooley LLP, 1114 Avenue of the Americas, New York, New York 10036, Facsimile: (212) 479-6275, Attention: Daniel I. Goldberg, and notices to the Company shall be directed to it at the offices of the Company at 6 Jonathan Netanyahu St., Or Yehuda, Israel 60376, Facsimile: 972-3-6346449, Attention: Amos Ron, CFO with a copy to Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210, Facsimile: (617) 523-1231, Attention: Lawrence S. Wittenberg, Esq.

SECTION 14. Parties. This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agent Indemnified Parties, the Company and their respective successors and the controlling persons and officers and directors referred to in Section 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Placement Agent, the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Placement Agent shall be deemed to be a successor by reason merely of such purchase.

SECTION 15. Adjustments for Stock Splits. The parties acknowledge and agree that all stock-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Securities.

SECTION 16. Governing Law and Time; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO EASTERN TIME. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 17. Consent to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. TO THE EXTENT THAT THE

COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY (ON THE GROUNDS OF SOVEREIGNTY OR OTHERWISE) FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, SUCH IMMUNITY IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING.

SECTION 18. Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 19. Permitted Free Writing Prospectuses. The Company represents, warrants and agrees that, unless it obtains the prior consent of the Placement Agent, and the Placement Agent represents, warrants and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission. Any such free writing prospectus consented to by the Placement Agent or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, and has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit F hereto are Permitted Free Writing Prospectuses.

SECTION 20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or electronic transmission.

SECTION 21. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a) The Placement Agent is acting solely as agent and/or principal in connection with the public offering of the Securities and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship between the Company or any of its respective affiliates, shareholders (or other equity holders), creditors or employees or any other party, on the one hand, and the Placement Agent and its affiliates, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not the Placement Agent has advised or is advising the Company on other matters, and the Placement Agent has no obligation to the Company with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b) the public offering price of the Securities was not established by the Placement Agent; it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) neither the Placement Agent nor its affiliates has provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(d) it is aware that the Placement Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Placement Agent and its affiliates have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship or otherwise; and

(e) it waives, to the fullest extent permitted by law, any claims it may have against the Placement Agent or its affiliates for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that neither the Placement Agent nor its affiliates shall have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, employees or creditors of Company.

SECTION 22. Entire Agreement; Amendment; Severability; Waiver. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Placement Agent. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement. No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.

SECTION 23. Appointment of Agent for Service. The Company hereby irrevocably appoints CT Corporation System, with offices at 111 8th Avenue, New York, New York 10011 as its agent for service of process in any suit, action or proceeding described in Section 17 and agrees that service of process in any such suit, action or proceeding may be made upon it at the office of such agent. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that such agent has agreed to act as the Company’s agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

SECTION 24. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Placement Agent could purchase United States dollars with such other currency in The City of New York on the Business Day preceding that on which final judgment is given. The obligation of the Company with respect to any sum due from it to the Placement Agent or any person controlling the Placement Agent shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first Business Day following receipt by the Placement Agent or any person controlling the Placement Agent of any sum in such other currency, and only to the extent that the Placement Agent or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to the Placement Agent or controlling person hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify the Placement Agent or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to the Placement Agent or controlling person hereunder, the Placement Agent or controlling person agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to the Placement Agent or controlling person hereunder.

SECTION 25. Payments. All payments made by the Company to the Placement Agent, its affiliates, directors, officers, employees and agents or to any person controlling the Placement Agent under this Agreement, if any, will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature (other than taxes on net income) imposed or levied by or on behalf of the State of Israel or any political subdivision or any taxing authority thereof or therein unless the Company is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges. In such event, the Company will pay such additional amounts as will result, after such withholding or deduction, in the receipt by the Placement Agent, its affiliates, directors, officers, employees and each person controlling the Placement Agent, as the case may be, of the amounts that would otherwise have been receivable in respect thereof.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement by and between the Placement Agent and the Company in accordance with its terms.

Very truly yours,

VASCULAR BIOGENICS LTD.

By:	/S/ AMOS RON
Name: Amos Ron
Title: Chief Financial Officer

CONFIRMED AND ACCEPTED, as of the date first above written:

JMP SECURITIES LLC

By:	/S/ FORREST KOENIG
Authorized Signatory

Exhibit A

Form of Placement Notice

From: [•]

Cc:     [•]

To:     [•]

Date:  [•]

Subject: Equity Distribution Agreement — Placement Notice

Ladies and Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Equity Distribution Agreement between Vascular Biogenics Ltd. (the “Company”) and JMP Securities LLC (the “Placement Agent”) dated December 1, 2016 (the “Agreement”), I hereby request on behalf of the Company that the Placement Agent sell up to [•] ordinary shares of the Company, par value NIS 0.01 per share, at a minimum market price of $[•] per ordinary share.

[ADDITIONAL SALES PARAMETERS MAY BE ADDED, SUCH AS THE MAXIMUM AGGREGATE OFFERING PRICE, THE TIME PERIOD IN WHICH SALES ARE REQUESTED TO BE MADE, SPECIFIC DATES THE SHARES MAY NOT BE SOLD ON, THE MANNER IN WHICH SALES ARE TO BE MADE BY THE PLACEMENT AGENT, AND/OR THE CAPACITY IN WHICH THE PLACEMENT AGENT MAY ACT IN SELLING SHARES (AS PRINCIPAL, AGENT, OR BOTH)]

Exhibit B

Authorized Individuals For Placement Notices And Acceptances

JMP Securities LLC

Name	E-mail
Brenna Cummings, Director, ATM Trading Specialist	dcummings@jmpsecurities.com
Gil Mogavero, Chief Compliance Officer	gmogavero@jmpsecurities.com

Vascular Biogenics Ltd.

Name	E-mail
Dror Harats	dror@vblrx.com
Amos Ron	amos@vblrx.com

Exhibit C

Compensation

The Placement Agent shall be paid compensation equal to 3.0% of the gross proceeds from the sales of Securities pursuant to the terms of this Agreement.

Exhibit E

Officers’ Certificate

The undersigned, Amos Ron, is the Chief Financial Officer and Company Secretary of Vascular Biogenics Ltd., a corporation formed under the laws of the State of Israel (the “Company”). The undersigned hereby executes this Certificate in connection with the closing held as of the date hereof pursuant to the terms of each of the Equity Distribution Agreement, dated December 1, 2016, between the Company and JMP Securities LLC and the Equity Distribution Agreement, dated December 1, 2016, between the Company and Chardan Capital Markets, LLC (collectively, the “Equity Distribution Agreements”). Capitalized terms used herein without definition shall have the meanings given to such terms in the Equity Distribution Agreements.

The undersigned hereby further certifies, in its capacity as officer of the Company, in its own capacity that:

1.	The representations and warranties of the Company in the Equity Distribution Agreements are true and correct, as if made on and as of the date hereof, and the Company has complied with all of its respective obligations thereunder and satisfied all of the conditions on their part to be performed or satisfied at or prior to the date hereof;

2.	No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act of 1933, as amended;

3.	Subsequent to the respective dates as of which information is given in the Registration Statement or the Prospectus, there has not been (A) any Material Adverse Change, (B) any transaction that is material to the Company and its subsidiaries taken as a whole, (C) any obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole, incurred by the Company or the Subsidiaries, (D) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and its subsidiaries, taken as a whole, or (E) any loss or damage (whether or not insured) to the Properties which has been sustained or will have been sustained which would reasonably be expected to have a Material Adverse Effect; and

4.	Each of Company Corporate Counsel and Counsel to the Placement Agent is entitled to rely on this Officers’ Certificate in connection with the opinion that each firm is rendering pursuant to the Equity Distribution Agreements.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has signed his name on this [•] day of [•], 20[•].

VASCULAR BIOGENICS LTD.

By:
	Name:	Amos Ron
	Title:	Chief Financial Officer and Company Secretary

Exhibit F

Issuer Free Writing Prospectuses

None.

Exhibit G

Undertaking to the OCS

To: The National Technological Innovation Authority (the “Innovation Authority”)

Relating to projects that have been financed by or are currently being financed by the Innovation Authority (or have been financed by the Office of the Chief Scientist of the Ministry of Economy and Industry, the “OCS”) [•] [Please specify project title and OCS’ file number] and to projects of the Company (as this term is defined below) that may be financed by the OCS in the future (the “Projects”).

Undertaking

We, the undersigned, of [Foreign investor’s name] a company incorporated, organized and existing under the laws of [•] and whose registered office is at [•] (“[•]”), having, by an agreement dated [•], committed to invest in Vascular Biogenics Ltd. (the “Company”), in exchange for [number and type of shares] [•] shares of the Company;

Recognizing that the Company’s research and development or technological innovation Projects are currently, have been or will be financially supported by the Innovation Authority or the OCS under and subject to the provisions of The Encouragement of Research, Development and Technological Innovation in Industry Law, 5744-1984 (the “Innovation Law”) and the applicable regulations, rules, procedures and benefit plans;

Recognizing that the Innovation Law places strict constraints on the transfer of know-how and/or production rights, making all such transfers subject to the absolute discretion of the Innovation Authority’s research committee (the “Research Committee”), acting in accordance with the aims of the Innovation Law and requiring that any such transfer receive the prior written approval of the Research Committee;

Hereby declare and undertake:

1.	To observe strictly all the requirements of the Innovation Law and the provisions of the applicable regulations, rules, procedures and benefit plans, as applied to the Company and as directed by the Research Committee, in particular those requirements relating to the prohibitions on the transfer of know-how and/or production rights.

2.	As a shareholder of the Company, to make all reasonable efforts that the Company shall observe strictly all the requirements of the Innovation Law and the provisions of the applicable regulations, rules, procedures and benefit plans, as applied to the Company and as directed by the Research Committee, in particular those requirements relating to the prohibitions on the transfer of know-how and/or production rights.

Date	Name (block letters) and signature of Authorized Company Representative and Company Seal